UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):  August 2, 2012

PDL BioPharma, Inc.

(Exact name of Company as specified in its charter)

000-19756
(Commission File Number)

Delaware	94-3023969
(State or Other Jurisdiction of	(I.R.S. Employer Identification No.)
Incorporation)

932 Southwood Boulevard
Incline Village, Nevada  89451
(Address of principal executive offices, with zip code)

(775) 832-8500
(Company’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Company under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition.

On August 2, 2012, PDL BioPharma, Inc. (the Company) issued a press release announcing the financial results for the second quarter ended June 30, 2012. A copy of this earnings release is attached hereto as Exhibit 99.1. The Company will host an earnings call and webcast on August 2, 2012, during which the Company will discuss its financial results for the second quarter ended June 30, 2012.

Item 7.01 Regulation FD Disclosure.

Presentation Materials

On August 2, 2012, the Company posted to its website a set of presentation materials that it will use during its earnings call and webcast to assist participants with understanding the Company’s financial results. A copy of this presentation is attached hereto at Exhibit 99.2

Information Sheet

On August 2, 2012, the Company distributed to analysts covering the Company’s securities a summary of certain information regarding the Company’s net income, dividends, convertible notes, and licensed product development and sales (the Information Sheet) to assist those analysts in valuing the Company’s securities. Copies of the Information Sheet and its associated tables are attached hereto as Exhibits 99.3 and 99.4, respectively.

Limitation of Incorporation by Reference

In accordance with General Instruction B.2. of Form 8-K, the information in this report, including the exhibits, is furnished pursuant to Items 2.02 and 7.01 and shall not be deemed to be “filed” for the purpose of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section.

Cautionary Statements

This filing and its exhibits include “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Although we believe that the expectations reflected in the forward-looking statements are reasonable, we can give no assurance that such expectations will prove to be correct. Important factors that could impair the Company’s royalty assets or business are disclosed in the “Risk Factors” contained in the Company’s Annual Report on Form 10-K, as updated by subsequent quarterly reports, filed with the Securities and Exchange Commission. All forward-looking statements are expressly qualified in their entirety by such factors. We do not undertake any duty to update any forward-looking statement except as required by law.

Item 9.01 Financial Statements and Exhibits.

Exhibit No.	Description
99.1 99.2 99.3 99.4	Press Release Presentation Information Sheet Tables to Information Sheet

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PDL BIOPHARMA, INC.
(Company)

By:	/s/ Bruce W. Tomlinson
Bruce W. Tomlinson
Vice President and
Chief Financial Officer

Dated:  August 2, 2012

EXHIBIT INDEX

Exhibit No.	Description
99.1 99.2 99.3 99.4	Press Release Presentation Information Sheet Tables to Information Sheet